MERRILL LYNCH
ARKANSAS
MUNICIPAL
BOND FUND



FUND LOGO



Semi-Annual Report

January 31, 2000


Officers and Trustees
Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Michael A. Kalinoski, Vice President
Donald C. Burke, Vice President and
  Treasurer
Alice A. Pellegrino, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Robert R. Martin, Trustee of Merrill Lynch Arkansas Municipal Bond Fund has recently retired. The Fund's Board of Trustees wishes Mr. Martin well in his retirement.


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





Merrill Lynch Arkansas
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch Arkansas Municipal Bond Fund
January 31, 2000


TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended January 31, 2000, continued strong domestic growth, gradual improvement in foreign economies and investor concerns regarding future inflationary pressures pushed long-term fixed-income bond yields higher. The Federal Reserve Board continued to raise short-term interest rates in August and November 1999 as well as just after the period's close, seeking to moderate US economic growth and maintain the existing benign inflationary environment. US economic growth, in part intensified by Year 2000 preparations, grew 5.8% during the last fiscal quarter of 1999 and had an annual rate of 4.1% for 1999. A number of inflationary indicators have also begun to signal some increase in price pressures.

However, most investors believe that the Federal Reserve Board will be extremely vigilant in preventing such pressures from any material escalation. US Treasury bond yields responded by rising approximately 60 basis points (0.60%) by mid-January 2000. A strong rally, largely based upon an expected significant reduction in the future supply of US Treasury 30-year maturity bonds, pushed yields lower to 6.50% at January 31, 2000. Over the last six months, yields on 30-year US Treasury bonds rose approximately 40 basis points.

The tax-exempt bond market was also under pressure throughout the entire period. Despite receiving more than $30 billion in coupon payments, bond maturities and proceeds from early redemptions in December and January, overall investor demand has diminished. It is likely that the returns generated by the US equity market have continued to attract investor attention and have left little demand for competing investment alternatives. At January 31, 2000, the long-term tax-exempt revenue bond yield, as measured by the Bond Buyer Revenue Index, was 6.34%, an increase of nearly 70 basis points over the last six months.

Issuance by municipalities has significantly declined in recent months. Over the last six months, less than $100 billion in long-term tax-exempt bonds were issued, representing a decline of over 20% compared to the same period a year ago. During the last three months, less than $45 billion in long-term bonds were issued by various municipalities. This most recent quarterly issuance is 30% below the level of the January 31, 1999 quarter. Additionally, during January 2000, less than $8 billion in municipal debt was underwritten, down more than 50% from January 1999 levels. This represents the lowest monthly issuance in over five years. Toward the end of 1999, consensus estimates for 2000 annual issuance were in the $210 billion--$215 billion range. January's underwritings, as well as those expected to be issued in the near future, have led some analysts to revise their forecasts to the $190 billion range.

We believe an overall reduction in bond supply in the coming year should help support the municipal bond market's overall technical position. While tax-exempt bond yields, which are at their highest level in over three years, have attracted significant retail investor interest, institutional demand declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities rose faster than those of larger, more diverse mutual funds. During the six months ended January 31, 2000, tax-exempt mutual funds have had net redemptions of approximately $9 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90%, found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in an attempt to attract adequate demand. We believe a reduced bond supply going forward is likely to promote a more closely balanced supply/demand structure and foster a more stable tax-exempt interest rate environment.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered around current levels. Investors are also likely to remain concerned regarding future action by the Federal Reserve Board in early 2000. Any improvement in bond prices may be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point

Merrill Lynch Arkansas Municipal Bond Fund
January 31, 2000

rise in US Treasury bond yields seen thus far could negatively affect US economic growth. The US housing market is likely to be among the first sectors to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates may reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.


Portfolio Strategy
During the six months ended January 31, 2000, we initially retained a defensive position toward the municipal bond market, then gradually moved to a neutral stance. We accomplished this shift by swapping bonds with shorter maturties and/or higher coupons for bonds with longer maturities and/or lower coupons. Our strategy has been to seek to enhance income and to take advantage of the highest absolute municipal yields. During the period, we also sought to capitalize on market discrepancies, caused in part by Year 2000 concerns, as we purchased bonds we believed to be undervalued combined with selling bonds we believed to be overvalued.

Arkansas bond issuance was comparatively light during the six-month period ended January 31, 2000, particularly in the second half. Arkansas bond prices remained relatively firm compared to the national level because of the light issuance. However, the light issuance presented us with fewer opportunities within the municipal bond market.

Looking ahead, we intend to remain fully invested in the municipal market in an effort to enhance shareholder income. We do not expect to significantly alter our present stance toward the market given the current economic backdrop. We will continue to take advantage of any opportunities in the municipal marketplace that we believe is appropriate.


In Conclusion
We appreciate your ongoing interest in Merrill Lynch Arkansas
Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Michael Kalinoski)
Michael Kalinoski
Vice President and Portfolio Manager



March 6, 2000


We are pleased to announce that Michael A. Kalinoski is responsible for the day-to-day management of Merrill Lynch Arkansas Municipal Bond Fund. Mr. Kalinoski has been employed by Merrill Lynch Asset Management, L.P. since 1999 as Vice President and Portfolio Manager. Mr. Kalinoski was previously employed from 1993 to 1999 as a municipal trader with Strong Capital Management.



Merrill Lynch Arkansas Municipal Bond Fund
January 31, 2000


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.


Recent Performance Results*
                                                     6 Month          12 Month     Since Inception      Standardized
As of January 31, 2000                             Total Return     Total Return     Total Return       30-Day Yield
ML Arkansas Municipal Bond Fund Class A Shares         -2.38%          -4.26%           +29.48%             3.13%
ML Arkansas Municipal Bond Fund Class B Shares         -2.63           -4.75            +26.00              2.75
ML Arkansas Municipal Bond Fund Class C Shares         -2.58           -4.75            +26.00              2.66
ML Arkansas Municipal Bond Fund Class D Shares         -2.43           -4.36            +29.39              3.04

*Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception periods are from 9/30/94 for Class A & Class B
 Shares and from 10/21/94 for Class C & Class D Shares.



Merrill Lynch Arkansas Municipal Bond Fund
January 31, 2000


PERFORMANCE DATA (concluded)


Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/99                        -2.74%         -6.63%
Five Years Ended 12/31/99                  +5.71          +4.85
Inception (9/30/94)
through 12/31/99                           +5.17          +4.35

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/99                        -3.24%         -6.95%
Five Years Ended 12/31/99                  +5.15          +5.15
Inception (9/30/94) through 12/31/99       +4.61          +4.61

 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/99                        -3.32%         -4.25%
Five Years Ended 12/31/99                  +5.05          +5.05
Inception (10/21/94)
through 12/31/99                           +4.66          +4.66

 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/99                        -2.93%         -6.81%
Five Years Ended 12/31/99                  +5.58          +4.73
Inception (10/21/94) through 12/31/99      +5.19          +4.37

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.




SCHEDULE OF INVESTMENTS                                                                                 (in Thousands)

S&P        Moody's      Face
Ratings    Ratings     Amount                         Issue                                                       Value

Arkansas--90.4%
                              Arkansas State Development Finance Authority, S/F Mortgage
                              Revenue Bonds (d):
AAA          NR*      $ 350     AMT, Series A, 7.30% due 3/01/2013                                               $   362
AAA          NR*        340     (Mortgage-Backed Securities Program), Series H, 6.15% due 7/01/2016 (b)              339

AAA          Aaa        300   Arkansas State Development Finance Authority, State Agencies Facilities
                              Revenue Bonds (Department of Corrections Project), Series A, 5.70% due
                              11/01/2019 (c)                                                                         288

A            NR*        300   Arkansas State Development Finance Authority, Wastewater System Revenue
                              Bonds (Revolving Loan Fund), Series A, 5.85% due 12/01/2019                            293

AA           Aa3        750   Arkansas State, GO (College Savings), Series A, 5.95% due 6/01/2017 (h)                260


PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch Arkansas Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
GO       General Obligation Bonds
IDR      Industrial Development Revenue Bonds
PCR      Pollution Control Revenue Bonds
S/F      Single-Family
VRDN     Variable Rate Demand Notes



Merrill Lynch Arkansas Municipal Bond Fund
January 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                                                                 (in Thousands)
S&P       Moody's      Face
Ratings    Ratings    Amount                          Issue                                                      Value

Arkansas (concluded)
AA           Aa3      $ 250   Arkansas State, GO, Refunding (Waste Disposal and Pollution), Series B,
                              6.25% due 7/01/2020                                                                $   254

NR*          A          250   Arkansas State Student Loan Authority Revenue Bonds, AMT, Sub-Series B,
                              7.25% due 6/01/2009                                                                    270

A            A3         275   Baxter County, Arkansas, IDR, Refunding (Aeroquip Corp. Project),
                              5.80% due 10/01/2013                                                                   266

BBB+         A3         750   Camden, Arkansas, Environmental Improvement Revenue Bonds (International Paper
                              Co. Project), AMT, Series A, 7.625% due 11/01/2018                                     799

A1+          P1         200   Clark County, Arkansas, Solid Waste Disposal Revenue Bonds (Reynolds Metals
                              Company Project), AMT, VRDN, 3.33% due 8/01/2022 (a)                                   200

A+           NR*        300   Conway, Arkansas, Public Facilities Board, Capital Improvement Revenue Bonds
                              (Hendrix College Project), 6% due 10/01/2026                                           293

AAA          Aaa        250   Fort Smith, Arkansas, Water, Sewer and Construction Revenue Refunding Bonds,
                              6% due 10/01/2012 (f)                                                                  255

BBB+         Baa2       200   Jefferson County, Arkansas, PCR, Refunding (Arkansas Power & Light Co. Project),
                              6.30% due 6/01/2018                                                                    188

AAA          Aaa        200   Jonesboro, Arkansas, Residential Housing and Health Care Facilities Board,
                              Hospital Revenue Refunding Bonds (Saint Bernard's Regional Medical Center),
                              Series B, 5.90% due 7/01/2016 (e)                                                      198

AA           Aa3        500   Little Rock, Arkansas, GO, Refunding (Capital Improvement), 6.25% due 2/01/2008        501

AAA          Aaa        375   Little Rock, Arkansas, Municipal Airport Revenue Refunding Bonds, 6% due
                              11/01/2014 (f)                                                                         381

AAA          Aaa        300   North Little Rock, Arkansas, Electric Revenue Refunding Bonds, Series A,
                              6.50% due 7/01/2015 (f)                                                                324

BBB+         Baa2       300   Pope County, Arkansas, PCR, Refunding (Arkansas Power & Light Co. Project),
                              6.30% due 12/01/2016                                                                   284

AAA          Aaa        300   Saline County, Arkansas, Retirement Housing and Healthcare Facilities Board
                              Revenue Refunding Bonds (Evangelist Lutheran Project), 5.80% due 6/01/2011 (e)         302

AAA          Aaa        300   Sebastian County, Arkansas, Community Junior College District, GO,
                              5.95% due 4/01/2029 (e)                                                                295

AAA          A3         250   University of Central Arkansas Revenue Bonds (Housing System), 6.50% due
                              1/01/2031 (c)                                                                          259

Puerto Rico--11.8%

AAA          Aaa        325   Puerto Rico Commonwealth, GO, 6.50% due 7/01/2004 (g)                                  351

A1+          VMIG1++    300   Puerto Rico Commonwealth, Highway and Transportation Authority, Transportation
                              Revenue Refunding Bonds, VRDN, Series A, 2.85% due 7/01/2028 (a)(e)                    300

AAA          Aaa        250   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series DD,
                              5% due 7/01/2028 (f)                                                                   209

Total Investments (Cost--$7,375)--102.2%                                                                           7,471

Liabilities in Excess of Other Assets--(2.2%)                                                                       (163)
                                                                                                                 -------
Net Assets--100.0%                                                                                               $ 7,308
                                                                                                                 =======


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2000.
(b)FNMA Collateralized.
(c)FSA Insured.
(d)GNMA Collateralized.
(e)AMBAC Insured.
(f)MBIA Insured.
(g)Prerefunded.
(h)Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.

   See Notes to Financial Statements.


Merrill Lynch Arkansas Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 2000
Assets:             Investments, at value (identified cost--$7,374,846)                                     $  7,470,880
                    Cash                                                                                          38,232
                    Interest receivable                                                                           94,764
                    Deferred organization expenses                                                                 2,033
                    Prepaid registration fees and other assets                                                     6,459
                                                                                                            ------------
                    Total assets                                                                               7,612,368
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                 $    258,711
                      Dividends to shareholders                                                   4,430
                      Distributor                                                                 1,916
                      Investment adviser                                                            585          265,642
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        38,590
                                                                                                            ------------
                    Total liabilities                                                                            304,232
                                                                                                            ------------

Net Assets:         Net assets                                                                              $  7,308,136
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $     22,223
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         36,550
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                          8,901
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                          6,123
                    Paid-in capital in excess of par                                                           7,186,371
                    Undistributed realized capital gains on investments--net                                       4,387
                    Accumulated distributions in excess of realized capital gains on
                    investments--net                                                                             (52,453)
                    Unrealized appreciation on investments--net                                                   96,034
                                                                                                            ------------
                    Net assets                                                                              $  7,308,136
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $2,201,079 and 222,231 shares of
                    beneficial interest outstanding                                                         $       9.90
                                                                                                            ============
                    Class B--Based on net assets of $3,619,114 and 365,497 shares of
                    beneficial interest outstanding                                                         $       9.90
                                                                                                            ============
                    Class C--Based on net assets of $881,630 and 89,005 shares of
                    beneficial interest outstanding                                                         $       9.91
                                                                                                            ============
                    Class D--Based on net assets of $606,313 and 61,226 shares of
                    beneficial interest outstanding                                                         $       9.90
                                                                                                            ============

                    See Notes to Financial Statements.


Merrill Lynch Arkansas Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                        January 31, 2000
Investment Income:  Interest and amortization of premium and discount earned                                $    246,952

Expenses:           Professional fees                                                      $     36,487
                    Investment advisory fees                                                     22,875
                    Printing and shareholder reports                                             18,268
                    Accounting services                                                          17,959
                    Account maintenance and distribution fees--Class B                           10,400
                    Registration fees                                                             6,775
                    Account maintenance and distribution fees--Class C                            2,781
                    Transfer agent fees--Class B                                                  1,656
                    Pricing fees                                                                  1,485
                    Custodian fees                                                                1,236
                    Amortization of organization expenses                                         1,039
                    Transfer agent fees--Class A                                                    810
                    Account maintenance fees--Class D                                               413
                    Transfer agent fees--Class C                                                    343
                    Trustees' fees and expenses                                                     324
                    Transfer agent fees--Class D                                                    277
                    Other                                                                           467
                                                                                           ------------
                    Total expenses before reimbursement                                         123,595
                    Reimbursement of expenses                                                   (18,716)
                                                                                           ------------
                    Total expenses after reimbursement                                                           104,879
                                                                                                            ------------
                    Investment income--net                                                                       142,073
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                             46,413
Unrealized          Change in unrealized appreciation on investments--net                                       (404,901)
Gain (Loss) on                                                                                              ------------
Investments--Net:   Net Decrease in Net Assets Resulting from Operations                                    $   (216,415)
                                                                                                            ============

                    See Notes to Financial Statements.



Merrill Lynch Arkansas Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                            For the Six       For the
                                                                                            Months Ended     Year Ended
                                                                                            January 31,       July 31,
Increase (Decrease) in Net Assets:                                                              2000            1999
Operations:         Investment income--net                                                 $    142,073     $    403,718
                    Realized gain on investments--net                                            46,413           46,480
                    Change in unrealized appreciation on investments--net                      (404,901)        (295,486)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations            (216,415)         154,712
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                   (45,093)        (116,434)
Shareholders:         Class B                                                                   (67,350)        (208,977)
                      Class C                                                                   (14,567)         (38,527)
                      Class D                                                                   (15,063)         (39,780)
                    Realized gain on investments--net:
                      Class A                                                                   (12,275)            (401)
                      Class B                                                                   (21,052)            (871)
                      Class C                                                                    (4,804)            (157)
                      Class D                                                                    (3,895)            (137)
                    In excess of realized gain on investments--net:
                      Class A                                                                        --           (7,697)
                      Class B                                                                        --          (16,730)
                      Class C                                                                        --           (3,009)
                      Class D                                                                        --           (2,632)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                          (184,099)        (435,352)
                                                                                           ------------     ------------

Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions                                                    (1,664,405)      (2,495,606)
Transactions:                                                                              ------------     ------------

Net Assets:         Total decrease in net assets                                             (2,064,919)      (2,776,246)
                    Beginning of period                                                       9,373,055       12,149,301
                                                                                           ------------     ------------
                    End of period                                                          $  7,308,136     $  9,373,055
                                                                                           ============     ============

                    See Notes to Financial Statements.




Merrill Lynch Arkansas Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                              Class A

                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       Jan. 31,         For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2000       1999     1998      1997       1996
Per Share           Net asset value, beginning of period              $  10.39   $  10.69  $  10.72  $  10.34   $  10.29
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .19        .43       .47       .52        .55
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.44)      (.27)      .03       .38        .05
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      (.25)       .16       .50       .90        .60
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.19)      (.43)     (.47)     (.52)      (.55)
                      Realized gain on investments--net                   (.05)        --++    (.04)       --         --
                      In excess of realized gain on
                      investments--net                                      --       (.03)     (.02)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.24)      (.46)     (.53)     (.52)      (.55)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.90   $  10.39  $  10.69  $  10.72   $  10.34
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  (2.38%)+++  1.42%     4.79%     8.94%      5.94%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       2.18%*     1.63%     1.18%      .83%       .49%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             2.63%*     2.08%     1.63%     1.92%      3.17%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               3.74%*     4.00%     4.38%     4.96%      5.28%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  2,201   $  2,606  $  3,246  $  1,781   $  1,710
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  27.31%      9.12%    61.45%    41.07%     28.82%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Arkansas Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                              Class B

                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       Jan. 31,         For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2000       1999     1998      1997       1996
Per Share           Net asset value, beginning of period              $  10.39   $  10.69  $  10.71  $  10.34   $  10.29
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .16        .37       .42       .46        .50
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.44)      (.27)      .04       .37        .05
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      (.28)       .10       .46       .83        .55
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.16)      (.37)     (.42)     (.46)      (.50)
                      Realized gain on investments--net                   (.05)        --++    (.04)       --         --
                      In excess of realized gain on
                      investments--net                                      --       (.03)     (.02)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.21)      (.40)     (.48)     (.46)      (.50)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.90   $  10.39  $  10.69  $  10.71   $  10.34
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  (2.63%)+++   .91%     4.35%     8.29%      5.39%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       2.69%*     2.13%     1.70%     1.34%      1.00%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             3.14%*     2.58%     2.16%     2.44%      3.69%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               3.23%*     3.50%     3.89%     4.46%      4.77%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  3,619   $  4,815  $  6,539  $  7,527   $  7,573
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  27.31%      9.12%    61.45%    41.07%     28.82%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Arkansas Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                              Class C

                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       Jan. 31,         For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2000       1999     1998      1997       1996
Per Share           Net asset value, beginning of period              $  10.39   $  10.69  $  10.72  $  10.34   $  10.30
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .16        .36       .41       .46        .49
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.43)      (.27)      .03       .38        .04
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      (.27)       .09       .44       .84        .53
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.16)      (.36)     (.41)     (.46)      (.49)
                      Realized gain on investments--net                   (.05)        --++    (.04)       --         --
                      In excess of realized gain on
                      investments--net                                      --       (.03)     (.02)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.21)      (.39)     (.47)     (.46)      (.49)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.91   $  10.39  $  10.69  $  10.72   $  10.34
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  (2.58%)+++   .81%     4.16%     8.29%      5.19%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       2.79%*     2.23%     1.80%     1.44%      1.11%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             3.24%*     2.68%     2.25%     2.51%      3.81%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               3.13%*     3.40%     3.79%     4.36%      4.68%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $    882   $    981  $  1,202  $    843   $    681
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  27.31%      9.12%    61.45%    41.07%     28.82%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Arkansas Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                              Class D

                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       Jan. 31,         For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2000       1999     1998      1997       1996
Per Share           Net asset value, beginning of period              $  10.39   $  10.69  $  10.71  $  10.34   $  10.29
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .18        .42       .46       .51        .54
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.44)      (.27)      .04       .37        .05
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      (.26)       .15       .50       .88        .59
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.18)      (.42)     (.46)     (.51)      (.54)
                      Realized gain on investments--net                   (.05)        --++    (.04)       --         --
                      In excess of realized gain on
                      investments--net                                      --       (.03)     (.02)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.23)      (.45)     (.52)     (.51)      (.54)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.90   $  10.39  $  10.69  $  10.71   $  10.34
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  (2.43%)+++  1.32%     4.79%     8.73%      5.84%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       2.28%*     1.73%     1.29%      .92%       .60%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             2.72%*     2.18%     1.74%     2.03%      3.31%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               3.64%*     3.90%     4.29%     4.87%      5.18%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $    606   $    971  $  1,162  $  1,027   $  1,081
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  27.31%      9.12%    61.45%    41.07%     28.82%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Arkansas Municipal Bond Fund
January 31, 2000


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Arkansas Municipal Bond Fund (the "Fund") is part of the Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of sixty days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing portfolio holdings or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.


Merrill Lynch Arkansas Municipal Bond Fund
January 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million;
 .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. For the six months ended January 31, 2000, FAM earned fees of $22,875 of which $18,716 was voluntarily waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account
                                   Maintenance  Distribution
                                       Fee           Fee

Class B                               .25%          .25%
Class C                               .25%          .35%
Class D                               .10%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 2000, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                MLFD        MLPF&S

Class A                         $ 3          $36
Class D                         $ 5          $68

For the six months ended January 31, 2000, MLPF&S received contingent deferred sales charges of $4,310 relating to transactions in Class B Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the the six months ended January 31, 2000 were and $2,085,119 and $3,413,484, respectively.

Net realized gains (losses) for the six months ended January 31,
2000 and net unrealized gains as of January 31, 2000 were as follows:
                                     Realized
                                      Gains       Unrealized
                                     (Losses)       Gains

Long-term investments                $55,918        $96,034
Financial futures contracts           (9,505)            --
                                     -------        -------
Total                                $46,413        $96,034
                                     =======        =======

As of January 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $96,034, of which $156,113 related to appreciated securities and $60,079 related to depreciated securities. The aggregate cost of investments at January 31, 2000 for Federal income tax purposes was $7,374,846.


4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $1,664,405 and $2,495,606 for the six months ended January 31, 2000 and for the year ended July 31, 1999, respectively.


Merrill Lynch Arkansas Municipal Bond Fund
January 31, 2000


Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Six Months                   Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                             3,619    $    36,647
Shares issued to shareholders
in reinvestment of dividends
and distributions                       3,947         39,735
                                   ----------    -----------
Total issued                            7,566         76,382
Shares redeemed                       (36,192)      (366,401)
                                   ----------    -----------
Net decrease                          (28,626)   $  (290,019)
                                   ==========    ===========

Class A Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                            58,547    $   628,883
Shares issued to shareholders
in reinvestment of dividends
and distributions                       7,659         81,888
                                   ----------    -----------
Total issued                           66,206        710,771
Shares redeemed                      (118,930)    (1,273,756)
                                   ----------    -----------
Net decrease                          (52,724)   $  (562,985)
                                   ==========    ===========

Class B Shares for the Six Months                   Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                             4,665    $    46,891
Shares issued to shareholders
in reinvestment of dividends
and distributions                       3,748         37,711
                                   ----------    -----------
Total issued                            8,413         84,602
Automatic conversion of shares         (5,142)       (52,655)
Shares redeemed                      (101,443)    (1,026,608)
                                   ----------    -----------
Net decrease                          (98,172)   $  (994,661)
                                   ==========    ===========

Class B Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                            30,609    $   327,336
Shares issued to shareholders
in reinvestment of dividends
and distributions                       7,428         79,411
                                   ----------    -----------
Total issued                           38,037        406,747
Shares redeemed                      (186,045)    (1,981,549)
                                   ----------    -----------
Net decrease                         (148,008)   $(1,574,802)
                                   ==========    ===========

Class C Shares for the Six Months                   Dollar
Ended January 31, 2000                Shares        Amount

Shares issued to shareholders
in reinvestment of dividends
and distributions                       1,675    $    16,863
Shares redeemed                        (7,067)       (71,628)
                                   ----------    -----------
Net decrease                           (5,392)   $   (54,765)
                                   ==========    ===========

Class C Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                            14,301     $  153,149
Shares issued to shareholders
in reinvestment of dividends
and distributions                       3,344         35,776
                                   ----------    -----------
Total issued                           17,645        188,925
Shares redeemed                       (35,638)      (382,248)
                                   ----------    -----------
Net decrease                          (17,993)   $  (193,323)
                                   ==========    ===========

Class D Shares for the Six Months                   Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                               170     $    1,728
Automatic conversion of shares          5,142         52,655
Shares issued to shareholders
in reinvestment of dividends
and distributions                         942          9,519
                                   ----------    -----------
Total issued                            6,254         63,902
Shares redeemed                       (38,510)      (388,862)
                                   ----------    -----------
Net decrease                          (32,256)   $  (324,960)
                                   ==========    ===========

Class D Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                            12,204     $  130,625
Shares issued to shareholders
in reinvestment of dividends
and distributions                       2,377         25,384
                                   ----------    -----------
Total issued                           14,581        156,009
Shares redeemed                       (29,804)      (320,505)
                                   ----------    -----------
Net decrease                          (15,223)   $  (164,496)
                                   ==========    ===========